                                                                    EXHIBIT 10.2

                   LOCK-UP, FORBEARANCE, AND VOTING AGREEMENT

         This Lock-Up, Forbearance, and Voting Agreement (this "Agreement") is made and entered into as of April 25, 2002, by and among (a) Pinnacle Holdings Inc., a Delaware corporation (the "Company"), (b) each of Fortress Registered Investment Trust ("Fortress") and Greenhill Capital Partners L.P. ("Greenhill," Fortress and together with their permitted successors and assignees under the Securities Purchase Agreement (as hereinafter defined), the "Investors"), and
(c) the undersigned institution (the "Consenting Noteholder") of the Company's 10% Senior Discount Notes due 2008 (the "Senior Notes"). The Company, the Investors and the Consenting Noteholders are collectively referred to herein as the "Parties" and individually as a "Party."

         WHEREAS, the Company has entered into a Securities Purchase Agreement dated April 25, 2002 with the Investors (the "Securities Purchase Agreement") which has been proposed to serve as the basis for a financial restructuring of the Company's obligations, including the Company's obligations under the Senior Notes (the "Restructuring");

         WHEREAS, an informal committee of the holders of the Senior Notes designated as the "Committee" under the Securities Purchase Agreement (the "Committee"), the Company and the Investors have engaged in good faith negotiations with the objective of reaching an agreement regarding the terms of the Restructuring;

         WHEREAS, to implement the Restructuring, the Company and certain of its subsidiaries shall, subject to the terms and conditions of this Agreement, (a) file (i) a prenegotiated or traditional voluntary case (collectively, the "Chapter 11 Cases") under Chapter 11 of title 11 of the United States Code, 11 U.S.C. ss.ss. 101-1330, as amended (the "Bankruptcy Code") in a United States Bankruptcy Court (the "Bankruptcy Court"), (ii) a plan of reorganization (the "Plan") consistent in all material respects with the Securities Purchase Agreement as in effect on the date hereof with such amendments and changes as are agreed to in accordance with the terms thereof, on or as soon as reasonably practicable after the date of the filing of the Chapter 11 Cases, and (iii) an accompanying disclosure statement (the "Disclosure Statement") consistent with the terms set forth in this Agreement and the Securities Purchase Agreement and
(b) use its reasonable best efforts to have such Disclosure Statement approved and such Plan confirmed by the Bankruptcy Court as expeditiously as possible under the Bankruptcy Code and the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"); and

         WHEREAS, to facilitate the implementation of the Plan, the Consenting Noteholder is prepared, subject to the terms and conditions of this Agreement, to vote its Senior Notes and any other claims against or interests in the Company that it may own or control (collectively, "Restricted Claims") in favor of the Plan, as it may be modified in accordance with the terms of the Securities Purchase Agreement; provided, that such modifications do not deviate from the terms of the Securities Purchase Agreement in a manner that is adverse in any economic respect to the Consenting Noteholder.

         NOW, THEREFORE BE IT RESOLVED, that in consideration of the premises and the mutual covenants and agreements set forth herein and the Securities Purchase

Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties agree as follows: Voting in Favor of the Plan.

         Agreement to Vote. Subject to Section 4 hereof, the Consenting Noteholder irrevocably agrees during the period commencing on the date of this Agreement and continuing until the termination of this Agreement as provided for in Section 5 of this Agreement, (i) to vote timely all of its Restricted Claims in favor of the Plan as it may be modified in accordance with the terms of the Securities Purchase Agreement provided that such modifications do not deviate from the terms and conditions set forth in the Securities Purchase Agreement in a manner that is adverse in any economic respect to the Consenting Noteholder, by executing ballots in favor of the Plan and (ii) subject to Section 20 hereof, not to revoke or withdraw such vote so long as the Plan is not modified in a manner that is adverse in any economic respect to the Consenting Noteholder. The Consenting Noteholder agrees that its Agreement hereunder (but not its individual holdings) may be disclosed in solicitation materials prepared in connection with the Plan and acknowledges that the Company and the Investors may disclose the aggregate holdings of the Consenting Noteholder and other holders of Senior Notes executing lock-up, forbearance, and voting agreements with the Company and the Investors (the "Other Consenting Noteholders").

         Modifications. Notwithstanding any other provision of this Agreement, the Company may make such changes and modifications to the Plan and/or Disclosure Statement as the Company in its discretion deems necessary and appropriate, and to the extent permissible under 11 U.S.C. ss.ss. 1125 and 1127, in order to have the Disclosure Statement approved and the Plan confirmed and consummated; provided, however, that the Consenting Noteholder shall not be required to support a Plan that deviates from the terms and conditions of the Securities Purchase Agreement in a manner that is adverse in any economic respect to the Consenting Noteholder, unless such deviations are applicable to the Consenting Noteholder and the Other Consenting Noteholders generally and have been approved by the Consenting Noteholders owning, as of the date of such modification, two-thirds in face amount and a majority in number of the Senior Notes (excluding those held by the Investors).

Forbearance. So long as (i) the Securities Purchase Agreement remains in effect and (ii) the Company has not become a debtor under the Bankruptcy Code, the Consenting Noteholder acknowledges and agrees that it shall forbear for sixty
(60) days following the execution hereof, from exercising (a) the right to receive principal of, and interest on, any security held by the Consenting Noteholder, (b) the filing of a notice of default, the taking of any action to accelerate or otherwise collect on any security held by the Consenting Noteholder, (c) pursuing any rights or remedies (including acceleration of amounts due thereunder) available under any security held by the Consenting Noteholder and (d) the commencement of litigation or proceedings (including arbitration) of any kind or nature against the Company or any of its respective subsidiaries, arising as the result of, or in connection with, any current failure to pay the principal of, or interest on any security held by the Consenting Noteholder, or a default under any security held by the Consenting Noteholder or in respect of any other rights or remedies of the Consenting Noteholder under any security held by the Consenting Noteholder or the indenture that governs any security held by the Consenting Noteholder or agreements between the Company and the Consenting Noteholder. After the Company becomes a debtor under the Bankruptcy Code, the Consenting Noteholder shall be entitled to exercise any rights or remedies it has in connection with the Bankruptcy Cases; provided, however, that so long as both this Agreement and the Securities Purchase Agreement remain in effect, the Consenting Noteholder agrees to exercise such rights and remedies only in a manner consistent with the provisions of the Securities Purchase Agreement. For purposes of certainty, the parties hereto acknowledge that the Consenting Noteholder specifically preserves whatever rights it may have to compel the Companies to fulfill their fiduciary duties in connection with the Securities Purchase Agreement or in the Chapter 11 Cases.

Restrictions on Transfer. So long as this Agreement remains in effect, the Consenting Noteholder agrees that it shall not, without the prior written consent of the Company, (a) sell, transfer, assign, pledge, gift or otherwise dispose of any of its Restricted Claims in whole or in part, or any interest therein, unless the transferee thereof accepts such Restricted Claims subject to the terms of this Agreement, as evidenced by an agreement executed by such transferee and delivered to the Company prior to the transfer that provides, among other things, that the Company is an express third-party beneficiary of such agreement or (b) grant any proxies, deposit any of its Restricted Claims into a voting trust, or enter into a voting or tendering agreement with respect to any of the Restricted Claims, unless such arrangement provides for compliance with this Agreement. In the event that the Consenting Noteholder transfers such Restricted Claims prior to the last date for voting on the Plan, the transferee of such Restricted Claims shall comply with and be subject to all the terms of this Agreement, including, but not limited to, the Consenting Noteholder's obligations to vote in favor of the Plan and shall, as a condition precedent to such transfer, execute an agreement with the Company and the Investors on terms substantially identical in all material respects to the terms of this Agreement and a ballot indicating its acceptance of the Plan.

Acknowledgment. This Agreement is not, and shall not be deemed to be, a solicitation of votes to accept the Plan or an offering of any securities to be issued under the Plan. The Company shall not solicit acceptances of the Plan from, or offer such securities to, the Consenting Noteholder until the Disclosure Statement has been approved by the Bankruptcy Court and the Consenting Noteholder has been provided with all applicable solicitation materials and related ballots.

Termination of Agreement. This Agreement shall terminate and all of the obligations of the Parties shall be of no further force or effect in the event that any of the following occurs:

                  (a) the earlier to occur of (i) the termination of the Securities Purchase Agreement or (ii) six months following the earlier of (A) May 15, 2002 and (B) the date of filing of the Bankruptcy Plan; provided, however, that with respect to clause (ii) above, if the Plan has been confirmed and at such termination date the Company and the Investors are diligently proceeding to satisfy the conditions to Closing of the Securities Purchase Agreement, then the Investors and the Company shall have an additional thirty (30) days to consummate the Plan before the Consenting Noteholder may withdraw any votes cast pursuant to this Agreement pursuant to Section 20 hereof;

                  (b) immediately, upon the conversion of the Chapter 11 Cases to cases under Chapter 7 of the Bankruptcy Code;

                  (c) the Disclosure Statement contains information materially different from information provided in writing to the Consenting Noteholder by the Company or the Investors in connection with the negotiation and execution of this Agreement which information adversely impacts the value of the consideration being received by the Consenting Noteholder pursuant to the Plan and (i) within ten (10) days after receipt of the Disclosure Statement, the Consenting Noteholder has given a written notice to the Company and the Investors specifying in reasonable detail the alleged differences, and (ii) within ten (10) days after receipt of such notice the Company has not advised the Consenting Noteholder that (A) it concurs with the claimed difference in the disclosure and will take steps to conform the disclosure to the previous disclosure (in which case the Company will have thirty (30) days to effect a cure) or (B) it disagrees with the Consenting Noteholder's notice and will submit the issue to the Bankruptcy Court for resolution (in which case the Parties will be bound by the determination of the Bankruptcy Court);

                  (d) the Investors assign or otherwise transfer their rights under the Securities Purchase Agreement to any entity or person in violation of the Securities Purchase Agreement;

                  (e) the Investors or the Company shall breach any provision of the Securities Purchase Agreement which by its terms requires consent, waiver, agreement, approval or other action by the Committee (as therein defined) and such breach creates adverse economic consequences to the Consenting Noteholder; or

                  (f) any provision of the Securities Purchase Agreement which provides rights to the Committee shall be amended without the Committee's consent to remove or modify such right.

Representations and Warranties. Each Party represents, warrants and covenants, severally and not jointly, as follows:

         Corporate Power and Authority. Each Party represents to each other Party that, as of the date of this Agreement, such Party is, and at all times thereafter until the Closing Date such Party will be duly organized, validly existing, and in good standing under the laws of the state of its organization, and has all requisite corporate, partnership, or LLC power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement.

         Ownership of Company's Securities. The Consenting Noteholder (i) is the beneficial owner of, or holder of investment authority over, Restricted Claims in the aggregate principal amounts set forth below its name on the signature pages to this Agreement, and (ii) does not beneficially own, or hold investment authority over, any other Restricted Claims except as disclosed on such signature page. Except to extent required by law, the Company and the Investors shall not disclose in the Disclosure Statement or other public filings the Consenting Noteholder's individual holdings.

         Not An Investor Nor An Insider. The Consenting Noteholder represents to each other Party and to each other Consenting Noteholder (which for the purposes of this clause, a third-party beneficiary) that it (i) is not, as of the date hereof, and will not at any time on or prior to the Closing Date be, an Investor or an affiliate of an Investor and (ii) it is not and will not be an "insider" of the Company as such term is defined in the Bankruptcy Code. Notwithstanding their ownership of Senior Notes or any other securities of the Companies, neither Fortress, Greenhill nor any of their respective affiliates, shall be deemed an Other Consenting Noteholder for purposes of this Agreement.

Further Acquisition of Interests. This Agreement shall in no way be construed to preclude the Consenting Noteholder from acquiring additional Senior Notes or equity interests in the Company; provided, however, that if the Consenting Noteholder acquires any such additional Senior Notes (or other claims against, or interests in, the Company) after the date of this Agreement, such additional Senior Notes (and other claims against, or interests in, the Company) shall immediately upon such acquisition without further action on the part of the Company or the Consenting Noteholders become a Restricted Claim subject to the terms of this Agreement.

Amendments and Waivers. This Agreement may not be modified, amended, or supplemented or any provision herein waived without the prior written consent of the Company, the Investors and the Committee. The parties understand and agree that no failure or delay in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege under this Agreement.

Impact of Appointment to Creditors' Committee. If an official committee of unsecured creditors is appointed by the United States Trustee in the Chapter 11 Cases, the Company shall cooperate reasonably with the Consenting Noteholder in seeking to cause the United States Trustee to appoint the Consenting Noteholder to be members of such official committee pursuant to section 1102 of the Bankruptcy Code. Nothing contained in this Agreement shall limit the ability of the Consenting Noteholder, if appointed to such committee, to take such acts as a committee member which are required by or consistent with the fiduciary duties of a committee member; provided, however, that the freedom to act as a committee member (including the freedom to vote in committee meetings and to instruct committee professionals to act on behalf of the committee) shall not affect the obligations of the Consenting Noteholder to vote its Restricted Claims as provided herein and shall not otherwise affect the continuing obligations of the Consenting Noteholder under this Agreement or the validity or enforceability of this Agreement.

Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflicts of law provision which would require the application of the law of any other jurisdiction. By its execution and delivery of this Agreement, each of the Parties irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in the United States District Court for the Southern District of New York. By execution and delivery of this Agreement, each of the Parties irrevocably accepts and submits itself to the nonexclusive jurisdiction of such court, generally and unconditionally, with respect to any such action, suit or proceeding. Notwithstanding the foregoing consent to jurisdiction, upon the commencement of the Chapter 11 Cases, each of the Parties agrees that the Bankruptcy Court, or such other court which may have jurisdiction over the Chapter 11 Cases of the Company, shall have exclusive jurisdiction of all matters arising out of or in connection with this Agreement.

Remedies. It is understood and agreed by each of the Parties that any breach of this Agreement would give rise to irreparable harm for which money damages would not be an adequate remedy and accordingly the parties agree that, in addition to any other remedies, each non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief for any such breach. The Company and the Investors agree that for so long as the Consenting Noteholder has not taken any action to prejudice the enforceability of this Agreement (including without limitation, alleging in any pleading that this Agreement is unenforceable), and has taken such actions as are reasonably required or desirable for the enforcement hereof, including voting for the Plan, then the Consenting Noteholder shall have no liability for damages hereunder in the event a court determines that this Agreement is not enforceable.

Headings. The headings of the sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation of this Agreement.

Successors and Assigns. This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors, assigns, heirs, executors, administrators and representatives.

Entire Agreement. This Agreement and the Securities Purchase Agreement attached as Exhibit A constitute the entire agreement of the Parties with respect to the subject matter of this Agreement, and supersede all other prior negotiations, agreements, and understandings, whether written or oral, among the Parties with respect to the subject matter of this Agreement.

Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Agreement.

No Third-Party Beneficiaries. Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties and no other person or entity shall be a third party beneficiary of this Agreement.

Severability. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction, shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

Consideration. It is acknowledged by the Parties that no consideration shall be due or paid to the Consenting Noteholder for its agreement to vote to accept the Plan in accordance with the terms and conditions of this Agreement, other than the Company's agreement to use its reasonable best efforts to obtain approval of any Disclosure Statement and confirmation of the Plan in accordance with the terms and conditions of this Agreement.

Acknowledgment of Risks. The Consenting Noteholders has received and reviewed this Agreement and the Securities Purchase Agreement and believes that it has received "adequate information" with respect to its decision to vote on the Plan, as such term is defined in 11 U.S.C. ss. 1125(a), subject however to approvaL by a Bankruptcy Court of a disclosure statement under Section 1125 which contains information not materially different from the information provided to the Investors. This Section 19 does not waive whatever rights the Consenting Noteholder may have under Sections 1125-26 of the Bankruptcy Code.

20. Withdrawal of Support. Upon the termination of this Agreement, the Consenting Noteholder (a) shall have no obligations hereunder, and in particular shall have no obligation to vote its Restricted Claims in favor of the Plan, and
(b) may move under Bankruptcy Rule 3018 to withdraw or change any vote cast for the Plan and the Company and the Investors agree that termination shall constitute "cause" for such withdrawal or a change under Bankruptcy Rule 3018 and shall support such withdrawal or change.

         IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.


                                    PINNACLE HOLDINGS INC.


                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                    FORTRESS REGISTERED INVESTMENT TRUST


                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                    GREENHILL CAPITAL PARTNERS L.P.


                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:


$------------------------------
 Aggregate Principal Amount Of Senior Notes

         Held as follows:

         Amount                      Class
         ------                      -----

         $-------------              --------------
         $-------------              --------------
         $-------------              --------------
         $-------------              --------------
         $-------------              --------------
         $-------------              --------------


(Attach additional sheets if necessary)


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